UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

QUANTUM COMPUTING INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-56015	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 Depot Court SE, Suite 215

Leesburg, VA 20175

(Address of principal executive offices, including zip code)

(703) 436-2161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On January 30, 2019, the Board of Directors of Quantum Computing Inc. (the “Company”) dismissed Thayer O’Neal Company, LLC (“Thayer”) as the Company’s independent registered public accounting firm, effective as of such date.

The audit reports of Thayer on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports for the years ended December 31, 2017 and December 31, 2016 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through January 30, 2019, (i) there were no disagreements with Thayer on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Thayer’s satisfaction, would have caused Thayer to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Thayer with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Thayer’s letter dated March 1, 2019 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm.

On February 4, 2019, the Board of Directors engaged BF Borgers CPA PC (“BF”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

During the two most recent fiscal years ended December 31, 2017 and December 31, 2016 and during the subsequent interim period from January 1, 2018 through February 4, 2019, neither the Company nor anyone on its behalf consulted BF regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that BF concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event”, each as defined in Regulation S-K Item 304(a)(1)(iv) and 304(a)(1)(v), respectively.

Item 9.01.	Financial Statements and Exhibits

Exhibit 16.1:	Letter from Thayer O’Neal Company, LLC dated March 1, 2019 to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: March 1, 2019	By:	/s/ Christopher Roberts
Christopher Roberts
Chief Financial Officer

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